UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2004

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)

         Wisconsin                     0-18599                  39-1659424
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(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
of incorporation)

            400 Broad Street, Beloit, WI                    53511
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      (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS,
           APPOINTMENT OF PRINCIPAL OFFICERS

(d) On September 15, 2004, The Board of Directors of Blackhawk Bancorp, Inc. elected James D. Metz to the Board. Mr. Metz, age 54, is currently the Assistant Superintendent of Operations for the Belvidere School District 100, a position he has held since June 2004. Additionally, Mr. Metz has over 20 years of banking experience, most recently serving as the President, CEO & Director of Belvidere National Bank & Trust Company from 1992 through 2002. Mr. Metz will be serving on the Directors' Loan Committee.

Item 9.01 Financial Statements and Exhibits

     (C)  EXHIBITS

     The following exhibit is filed with the Report:

     Exhibit No.              Description
     -----------              -----------
     99.1                     Press Release issued September 21, 2004

                           *     *     *     *     *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 21, 2004               BLACKHAWK BANCORP, INC.

                                        /s/Todd J. James
                                        --------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)